UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 8, 2008

Franklin Electronic Publishers, Incorporated

(Exact name of registrant as specified in its charter)

Pennsylvania	1-13198	22-2476703
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Franklin Plaza, Burlington, New Jersey	08016-4907
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (609)386-2500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 14, 2009, the Stock Option and Compensation Committee of Franklin Electronic Publishers, Incorporated ratified an amendment (the “Amendment”), dated August 8, 2008, to the Employment Contract (the “Employment Agreement”), dated as of March 11, 1996, as amended on each of October 1, 1999, February 15, 2000, December 5, 2002 and June 19, 2006, with Walter Schillings, Managing Director, European Operations. The Amendment extends the term of the Employment Agreement from February 14, 2009 to February 14, 2012.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1	Addendum to the Employment Contract of March 11, 1996 between Franklin Electronic Publishers (Deutschland) GmbH and Walter Schillings.*

*	Management contract or compensatory plan or arrangement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

Date: January 20, 2009	By:	/s/ Frank A. Musto
	Name:	Frank A. Musto
	Title:	Vice President, Chief Financial Officer